CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions “Financial Highlights” and “General Information — Independent Auditors” in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-96219) and under the Investment Company Act of 1940 (File No. 811-4182) of Mercury Funds II and to the incorporation by reference therein of our reports, dated August 12, 2002 with respect to the financial statements of Mercury International Value Fund, and August 20, 2002 with respect to the financial statements of Mercury Total Return Bond Fund and Mercury Low Duration Fund for the year ended June 30, 2002.

/s/ Ernst &Young LLP

MetroPark, New Jersey October 24, 2002